THE WORLD FUNDS, INC.
      1500 Forest Avenue, Suite 223 * P. O. Box 8687 * Richmond, VA 23229
             (804) 285-8211 * (800) 527-9525 * Fox (804) 285-8251

January 14, 2000



VIA EDGAR

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Reference: The World Funds, Inc.
           File Number 333-29289
           Filed Pursuant to Rule 497(e)

Gentlemen:

Transmitted herewith for electronic filing on behalf of The World Funds, Inc. (the "Fund"), please find enclosed, pursuant to Rule 497(e) under the Securities Act of 1933, as amended, a revised copy of the Prospectuses dated January 1, 2000 for the CSI Equity Fund series, the CSI Fixed Income Fund series and the SandHill Portfolio Manager Fund series of the Fund.

Should you have any questions regarding the filing of such documents, please call the undersigned.

Sincerely,



/s/ John Pasco, III
John Pasco, III

PROSPECTUS




THE WORLD FUNDS, INC.


CSI Equity Fund
CSI Fixed Income Fund



Prospectus dated January 1, 2000








This Prospectus describes the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund") (collectively, the "Funds"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The CSI Equity Fund seeks growth of capital by investing in a diversified portfolio of equity securities. The CSI Fixed Income Fund seeks current income by investing in debt securities.













As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY


CSI EQUITY FUND (the "Equity Fund")


Investment Objective:Growth of Capital

Principal Investment
Strategies:          The Fund will seek to achieve its  investment  objective
by
                     investing  in a portfolio  consisting  primarily  of
common
                     stocks and securities  convertible into common stocks,
such
                     as warrants,  convertible bonds,  debentures or
convertible
                     preferred stock.

Principal Risks:     The principal risk of investing in the Equity
                     Fund is that the value of its investments are subject to market, economic and business risk that may cause the Equity Fund's net asset value ("NAV") to fluctuate over time.
                     Therefore, the value of your investment in the Equity Fund could decline. There is no assurance that the investment adviser will achieve the Equity Fund's objective.

                     The  Equity  Fund's  assets  will be  invested  on a
global
                     basis. These investments may involve financial, economic
or
                     political   risks  not  ordinarily   associated  with
U.S.
                     securities. The Equity Fund's NAV may be affected by
                     changes in exchange rates between foreign currencies and
                     the U.S. dollar, different regulatory standards, less
                     liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                     An investment in the Equity Fund is not a bank deposit and is  not  insured  or  guaranteed  by  the  Federal
Deposit
                     Insurance Corporation or any other government agency.

Investor Profile:    You may want to invest in the Equity  Fund if you
                     are  seeking  long-term  capital  growth and are willing
to
                     accept   share   prices  that  may   fluctuate,
sometimes
                     significantly,  over the  short-term.  The Equity Fund
will
                     not be appropriate if you are seeking current income or
are
                     seeking safety of principal.

                  The bar chart and table  below  provide an  indication  of the risks of investing in the Equity Fund by showing past performances of the Fund. The bar chart shows how the Fund's performance has varied from one year to another. The table compares  the  performance  of the Equity  Fund and the Lipper
                  Global Funds Index. The Lipper Global Funds Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of their portfolio securities outside of the United States and may own U.S. securities as well. Keep in mind that past performance may not indicate how well the Equity Fund will perform in the future.


[bar chart goes here]

CSI Equity Fund Total Return *

1998  26.10%
1999  29.41%

CSI Equity

[end bar chart]


* During the periods show in the bar chart, the highest return for a calendar quarter was 23.2% (quarter ending 12/31/99) and the lowest return for a calendar quarter was (14.32%) (quarter ending 9/30/98).


Average Annual Total Return
(for the period ending December 31, 1999)      One Year  Since Inception
                                                     (October 15, 1997)
CSI Equity Fund                                29.41%         24.79%

Lipper Global Fund Index **                    33.68%         18.01%



** This index, described above, is an unmanaged index. Returns include reinvestment of all dividends and distributions. It is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

CSI FIXED INCOME FUND (the "Fixed Income Fund")

Investment Objective:          Current Income

Principal Investment
Strategies:                    The Fixed Income Fund seeks to achieve its
                               objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities ("U.S. Government
                               Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

Principal Risk:                The principal risk of investing in the Fixed
                               Income Fund is that the value of its investments
                               are subject to interest rate risk that
                               may  cause  the  NAV  to  fluctuate   over  time.
                               Therefore, the value of the Fund could decline as
                               well as increase.  There is no assurance that the
                               investment   adviser   will  achieve  the  Fund's
                               objective.

                               An investment in the Fixed Income Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:              You may want to invest in the Fixed Income Fund
                               if you are seeking current income and are willing to accept share prices that may fluctuate over the short-term. The Fixed Income Fund will not be appropriate if you are seeking growth of capital over the long-term.

The bar chart and table below provide an indication of the risks of investing in the Fixed Income Fund. The bar chart shows the performance for the initial calendar year. The table compares the performance of the Fixed Income Fund and the Lipper Intermediate Investment Grade Index. The Lipper Intermediate
Investment Grade Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying funds that invest at least 65% of their assets in investment grade issues with dollar-weighted average maturities of five to ten years. Keep in mind that past performance may not indicate how well the Fixed Income Fund will perform in the future.

[bar chart goes here]

CSI Fixed Income Fund Total Return *

1999       (3.74%)

CSI Fixed Income Fund

[end bar chart]

* During the period shown in the bar chart, the highest return for a calendar quarter was 0.4% (quarter ending 9/30/99) and the lowest return for a calendar quarter was (2.21%) (quarter ending 3/31/99).

Average Annual Total Return                              Since Inception
(for the period ending December 31, 1999)      One Year  (January 27, 1998)

CSI Fixed Income Fund                          (3.74%)        1.78%
Lipper Intermediate Investment Grade Index **  (0.97%)        3.16%


** This index, described above, is an unmanaged index. Returns include reinvestment of all dividends and distributions. It is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders are indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Equity Fund or the Fixed Income Fund (collectively, the "Funds"). There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                    Equity Fund          Fixed
                                                       Income Fund

Maximum Sales Charge (load)
Imposed on Purchases                  None                None
Sales Charge (load) Imposed on
Reinvested Dividends                  None                None
Redemption Fees(1)                   1.0%(2)              None
Exchange Fees(3)                      None                None

(1) A shareholder electing to redeem shares via telephone request may be charged $10 for each such redemption request.

(2)   A 1% redemption fee is charged on shares held less than one year.

(3)   A shareholder may be charged a $10 fee for each telephone exchange.

Annual Operating Expenses (Expenses that are deducted from the Funds' assets)

                                     Equity Fund          Fixed Income Fund

Management Fee                           1.00%           1.00%*
Distribution and Service (12b-1) Fees     None           None
Other Operating Expenses                 0.50%           0.50%
Total Fund Operating Expenses            1.50%           1.50%*

* The management fee is 1%, however, the adviser has voluntarily agreed to hold the Total Fund Operating Expenses to 1% through December 31, 2000
      (see "Management Organization and Capital Structure" below).

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, as the Funds increase in size, their Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

EXAMPLE

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:



                         1 Year    3 Years    5 Years  10 Years
                         -----     -------    --------  ------

Equity Fund               $153      $474       $818      $1,791

Fixed Income Fund *       $153      $474       $818      $1,791

* Should the adviser continue the voluntary operating expense limitation for the periods shown below, your costs would be:

                     1 Year         3 Years         5 Years   10 Years
                     ------         -------         -------   -------

                     $102            $318           $552       $1,225

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

THE EQUITY FUND

The investment objective of the Equity Fund is to achieve growth of capital by investing in a portfolio consisting primarily of common stocks and securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the Equity Fund will have at least 65% of its total assets invested in common stocks or securities convertible into common stocks. The portfolio of the Equity Fund will be diversified. The Equity Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Equity Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Equity Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Equity Fund's investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile in price than securities of domestic issuers.

It is more expensive for U.S. investors to trade in foreign markets than in U.S. markets. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of global mutual funds are usually higher than those of mutual funds that invest only in U.S. securities.

The Equity Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Equity Fund may increase or decrease. The Equity Fund's investment success depends on the skill of CSI Capital Management, Inc. (the "Adviser"), the Equity Fund's investment adviser, in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Equity Fund may not perform as anticipated.

The Adviser considers the Equity Fund's universe of recommended stock to be worldwide in scope. Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the Adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the Adviser's decision making process.

While the Equity Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term obligations of the U.S. Government (and its agencies) or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements. The Equity Fund has authority to invest up to 100% of its total assets in such short term instruments for temporary or defensive purposes in response to extreme or adverse market, economic or other conditions. The Adviser does not anticipate exercising this authority, but reserves the right to do so. When the Equity Fund is in a temporary defensive position, it might not achieve its investment objective.

THE FIXED INCOME FUND

The Fixed Income Fund seeks current income by investing in debt securities. The Fixed Income Fund seeks to achieve its objective by investing primarily in U.S. Government Securities, municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

Under normal market conditions, at least 65% of the Fixed Income Fund's total assets will be invested in securities rated, at the time of purchase, AA or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated securities which the Adviser believes to be of comparable quality. The Fixed Income Fund may invest in lower rated securities in order to avail itself of the higher yields available with these securities. However, no more than 5% of the total assets may be invested in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the Adviser. Securities rated below investment grade entail greater risk than investment grade securities. After purchase by the Fixed Income Fund, a debt security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the portfolio.

The selection of debt securities for the Fixed Income Fund is dependent upon the Adviser's evaluation of those factors influencing interest rates. The Adviser considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation. There are no restrictions on the maturity composition of the Fixed Income Fund. Under normal economic and market conditions, the Fixed Income Fund generally will hold its short-term securities or debt obligations until maturity and its other securities or obligations until market conditions, in the judgment of the Adviser, make sale advantageous to the Fixed Income Fund. In either case, the Fixed Income Fund may sell such securities or obligations as required to meet requests for redemption of shares of the Fixed Income Fund.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. Fluctuations in the value of the investments will be reflected in the NAV of the Fixed Income Fund.


OTHER PRINCIPAL RISKS

Year 2000 Issue. Like other mutual funds and financial or business organizations around the world, The World Funds, Inc. (the "Company") could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

European Currency. Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If either of the Funds invests in securities of countries that have converted to the Euro or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse effects on these securities. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Funds.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the assets of the Funds. Since the Funds' inceptions on October 14, 1997, Leland Faust has been primarily responsible for the day to day management of the Funds. The Adviser has two years experience in managing a mutual fund. The Adviser has been in existence since 1978 and as of December 30, 1999 has approximately $244 million under management. Mr. Faust has been President of the Adviser since its formation.

The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders.

Each Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1% of the average daily net assets. However, the Adviser has voluntarily agreed to waive all or a portion of the advisory fee or make payments to the Fixed Income Fund in order to maintain its total operating expenses at an annual rate not to exceed 1%. This voluntary arrangement continues through December 31, 2000.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of a Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding.

Shares are bought, sold or exchanged at the NAV next determined after a request has been received in proper form. Any request received in proper form, before the Valuation Time, will be processed the same business day. Any request received in proper form, after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When an investor acquires shares of a Fund from a securities broker dealer, the investor may be charged a transaction fee by that broker dealer. The minimum initial investment in a Fund is $1,000 and additional investments must be $50 or more. The Funds retain the right to refuse to accept an order.

Purchases by Mail - For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, VA 23229, together with your check(s) payable to the Fund(s) that you selected. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the records of the Fund(s). You will not have access to your shares until the records of the Fund(s) are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name, account number and the name of the Fund(s) to receive the amount(s) you are investing in the wire instructions you provide your bank.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Funds' procedure is to redeem shares at the NAV next determined after the Transfer Agent receives the redemption request in proper order. A 1% redemption fee is deducted from proceeds of the Funds' shares redeemed less than one year after purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Funds may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund(s) you designate in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the designated Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the designated Fund receives a completed account application form for the account to permit the Fund to verify the identify of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail - To redeem shares by mail, send a written request for redemption that designates the Fund(s) you selected and is signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone - You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help to protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration of shares to another owner;  and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Funds may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Funds will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares of the Fund(s) you designate. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application form and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your shares of a Fund for the shares of the othe Fund or certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. Each of the Funds intends to distribute annually any net capital gains.

Distributions from a Fund will automatically be reinvested in additional shares of the same Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check each Fund's distribution schedule before you invest.

DISTRIBUTION AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by a Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.


DISTRIBUTION ARRANGEMENTS
The Funds are offered directly through the Distributor and through third parties, such as financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals. The shares are offered and sold without any sales charges imposed by the Funds or the Distributor. However, third parties who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the past year and the initial period of the Funds' operations prior to the last year. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on investments in the Funds (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Funds' financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Funds' Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Funds at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.


EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------


                                  Year ended        Period ended
                                 August 31,1999    August 31,1998*
                                 -------------        ----------
Per Share Operating
Performance
Net asset value,                        $9.88          $10.00
beginning of period
                                 -------------      ----------
Income from investment
operations-
   Net Investment Income                (.02)            0.02
   Net realized and unrealized          3.52            (0.14)
      gain (loss) on investments
                                 -------------       ----------

Total from investment operations        3.50            (0.12)

                                 -------------        ----------
Less distributions-
   Distributions from net
       investment income               (0.02)               -
   Distributions from capital gains       -                 -
                                 -------------        ----------

Total distributions                    (0.02)               -
                                 -------------        ----------
Net asset value, end of period        $13.36             $9.88

                                 =============         ==========

Total Return                          35.21%            (1.20%)***
Ratios/Supplemental Data
   Net assets, end of period (000's) $52,924           $26,576

Ratio of expenses to average net assets-
   Expenses (A)                        1.50%            1.50% **
   Expenses-net (B)                    1.50%            1.49% **
   Net investment income              (0.15%)           0.42% **
Portfolio turnover rate               12.91%           8.16%



*    Commencement of operations October 15, 1997
**   Annualized
***  Not annualized

(A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998. (B) Expense ratio net reflects the effect of the custodian fee credits the Fund received for the period ended August 31, 1998.

See Notes to Financial Statements


FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------


                                     Year ended         Period ended
                                    August 31, 1999    August 31,1998*
                                    -------------       ---------------
Per Share Operating Peformance
Net asset value,                          $10.48          $10.00
beginning of period
                                     -------------         -------
Income from investment operations-
   Net investment income                    0.39            0.22
   Net realized and unrealized             (0.51)           0.26
     gain (loss) on investments
                                    -------------         -------
                                    -------------         -------
 Total from investment operations          (0.12)           0.48
                                    -------------         -------
Less distributions-
   Distributions from net
      investment income                    (0.61)             -
   Distributions from capital gains          -                -
                                    -------------          -------
                                    -------------
Total distributions                        (0.61)             -
                                    -------------          -------
                                                          =======
Net asset value, end of period             $9.75          $10.48

                                    =============         =======

Total Return                              (1.31%)         4.80%***
Ratios/Supplemental Data
   Net assets, end of period (000's)      $48,605         $33,900
Ratio of expenses to average net assets - (A)
   Expenses (B)                            1.00%         1.51% **
   Expenses-net (C)                        1.00%         1.00% **
   Net investment income                   4.22%         4.34% **
Portfolio turnover rate                    1.38%         0.00%



*    Commencement of operations January 27, 1998
**   Annualized
***  Not annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .50% for the period ended August 31, 1998.
(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers.
(C) Expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the fund received.

See Notes to Financial Statements

For investors who want more information about the Funds, the following documents are available free upon request:

Annual & Semiannual Reports:
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

You can receive free copies of reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds directly at:

                              THE WORLD FUNDS, INC.
                          1500 FOREST AVENUE, SUITE 223
                            RICHMOND, VIRGINIA 23229
                            TELEPHONE: 1-800-527-9525
                      E-MAIL: mail@shareholderservices.com

You can review and copy the Funds' reports and SAIs at the Public Reference Room of the SEC. You can receive text-only copies:

For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330 Free from the SEC's Internet Website at http://www.sec.gov.

(Investment Company Act File No. 811-8255)

PROSPECTUS

THE WORLD FUNDS, INC.

Sand Hill Portfolio Manager Fund


Prospectus dated January 1, 2000









This Prospectus describes the Sand Hill Portfolio Manager Fund (the "Fund"), a series of The World Funds, Inc. A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks to maximize total return by investing in a diversified portfolio of equity securities, debt securities and short-term investments on a global basis (within the U.S. and in other countries).




As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:     Maximize total return

Principal Investment
Strategies:               The Fund seeks to achieve its objective by investing
in
                          equity securities, debt securities and short term
                          investments on a global basis (within the U.S. and in
                          other countries). Equity securities consist of common
                          stocks and securities  convertible into common stocks.
                          Debt  securities  include  obligations of governments,
                          instrumentalities    and   corporations.    Short-term
                          instruments are generally used to protect the Fund against movements in interest rates or currency exchange rates and to provide the Fund with liquidity.
                          The Fund may invest in each of these three asset classes without limit.

Principal Risks:          The principal risk of investing in the Fund is that
                          the values of its investments are subject to market, economic, interest rate and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline. There is no assurance that the investment adviser will achieve the Fund's objective.

                          The Fund invests a varying portion of its assets in foreign investments. These foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. With foreign investments, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

                          An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor  Profile:        You may want to invest in the Fund if you are seeking
                          to maximize total return and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

     The bar chart and table below provide an indication of the risks of investing in the Fund by showing past performances of the Fund. The bar chart shows how the Fund's performance has varied from one year to another. The table compares the performance of the Fund to the Lipper Global Flexible Portfolio Index. The Lipper Global Flexible Portfolio Index is a composite of the total return of mutual funds with the stated objective of allocating investments across asset classes, including stocks, bonds, and money market instruments with a focus on total return, with at least 25% of their portfolios invested in securities outside of the United States. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Sand Hill Portfolio Manager Fund Total Return *

1995        11.60%
1996        19.57%
1997        17.87%
1998        (6.73%)
1999       23.22%

Sand Hill Portfolio Manager Fund

[end bar chart]

* During the period shown in the bar chart, the highest return for a calendar quarter was 13.56% (quarter ending 12/31/99) and the lowest return for a calendar quarter was (7.24%) (quarter ending 9/30/98)

Average Annual Total Return
(for the period ending                                         Since Inception
  December 31, 1999)           One Year     Three Years        (January 2,1995)


Sand Hill Portfolio
  Manager Fund                 23.22%        10.65%                  12.57%

Lipper Global
  Flexible Portfolio **        24.85%        10.09%                  12.39%

** This index, described above, is an unmanaged index. Returns include reinvestment of all dividends and distributions. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases              None

Sales Charge (load) Imposed on Reinvested Dividends None
Redemption Fees(1)                                            None

Exchange Fees(2)                                              None

(1) A shareholder may be charged $10 for each redemption requested by telephone.

(2) A shareholder may be charged a $10 fee for each exchange requested by telephone.

Annual Operating Expenses (Expenses that are deducted from the Fund's assets)

Management Fee                                  1.00%
Distribution and Service (12b-1) Fees           None
Other Operating Expenses*                       1.05
Total Annual Fund Operating Expenses*           2.05%**

     * The investment adviser (as defined below) has voluntarily agreed to waive its management fee or make payments to limit the Fund's expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 1.90% of average daily net assets through December 31, 2000 (see "Management Organization and Capital Structure" below).

     ** Expense credits reduced the Fund's total annual fund operating expenses to 1.90% during the fiscal year ended August 31, 1999.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent the Fund increases in size, its Other Operating Expenses will decline, reflecting economies of scale and its management fee rate is reduced in one step as certain asset levels are reached. See "Management Organization and Capital Structure".

EXAMPLE:

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

           1 Year       3 Years           5 Years         10 Years
           ------       -------           -------          -----

           $208           $643            $1,103           $2,379

     * Should the adviser continue the voluntary operating expense limitation for the periods shown below, your costs would be:


           1 Year *       3 Years *       5 Years *      10 Years *
           --------       ---------       ---------      ----------

           $193           $597             $1,026         $2,222

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RISKS

The investment objective of the Fund is to maximize total return (consisting of realized and unrealized appreciation plus income) consistent with allocating its investments among equity securities, debt securities and short term investments. Within each asset class, the Fund may invest in domestic or foreign securities. By allocating investments across broad asset classes, Sand Hill Advisors, Inc. (the "Investment Adviser") seeks to achieve over time a high total return, and a lower price volatility than might be inherent in a more limited asset mix. The portfolio of the Fund will be diversified. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. The Fund allocates its investments among equity securities, debt securities and short term investments according to the Investment Adviser's anticipation of risks and returns for each asset class. The Fund may invest in each of these three asset classes without limit. While broad representation in markets and asset classes is a primary asset allocation policy of the Fund, the Investment Adviser intends to retain the flexibility necessary to move among asset classes and markets as changing conditions warrant.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the Investment Adviser to anticipate the relative risks and returns of stocks, bonds and other securities and to adjust the Fund's portfolio accordingly.

Equity securities consist of common stocks as well as warrants, rights and securities which are convertible into common stocks, such as convertible bonds. The Investment Adviser screens the Fund's equity holdings primarily by analyzing a company's cash flow return on investment. Specifically, the Investment Adviser determines the cash flow of a company and then applies a market derived discount rate to the cash flow to evaluate the company. The Investment Adviser also determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The Investment Adviser also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Debt Securities consist of bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors. Debt securities may pay fixed or variable rates of interest, have varying maturity dates at which the issuers must repay the debt, and have varying degrees of risk. There is no limit on the maturities of the debt securities that the Investment Adviser will select. Rather, the Investment Adviser will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the Investment Adviser's fundamental outlook for currency and interest rate trends around the world.

The debt securities in which the Fund will invest will be almost entirely investment grade debt securities. Investment grade debt securities are securities that (1) bear the rating BBB or higher by Standard & Poor's Ratings Group; (2) bear the rating Baa or higher by Moody's Investors Service, Inc.; or
(3) are unrated securities which the Investment Adviser deems to be of comparable quality. The Fund may invest in lower quality debt securities in order to avail itself of the higher yields available from these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its total assets in securities that are rated below investment grade or are unrated. After the Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the Fund's portfolio.

Short-term investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits; bankers acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements. Depending on the Investment Adviser's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash for investment, to protect against adverse movements of the market or interest rates or to provide liquidity.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Many foreign securities have substantially less trading volume than securities traded on U.S. markets, and securities in some foreign issuers are less liquid and more volatile in price than securities of domestic issuers. It is more expensive to trade in foreign markets than in U.S. markets.

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Investment Adviser in evaluating, selecting and monitoring the portfolio assets. If the Investment Adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.


Like other mutual funds and financial or business organizations around the world, The World Funds, Inc. (the "Company") and the Fund could be adversely affected if its computer systems or the computer systems of its service providers do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue". The Company has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by its major service providers. These steps include identifying system problems, remediation and testing the system fixes. The Company and each of its major service providers are in the stage of testing the system fixes that have been implemented. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country replaced its existing currency with the Euro as of January 1, 1999. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. If the Fund invests in securities of countries that have converted to the Euro or convert in the future, the Fund could be adversely affected if these uncertainties cause adverse effects on these securities. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Fund.


MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

Sand Hill Advisors, Inc. (the "Investment Adviser") located at 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, manages the assets of the Fund. The Investment Adviser has been in existence since 1982 and as of December 31, 1999 had approximately $500 million under management. Since the Fund's inception in January, 1995, Ms. Jane H. Williams, Executive Vice President of the Investment Adviser, has been primarily responsible for the day to day management of the Fund. Effective June 1, 1998, Gary K. Conway began co-managing the Fund with Ms. Williams. Mr. Conway is President and co-founder of the Investment Adviser. Prior to assuming the role of co-manager, Mr. Conway was an adviser to the Fund and was actively involved in management decisions and portfolio selection. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders.

Under its investment advisory agreement with the Fund, the Investment Adviser is entitled to receive a monthly investment advisory fee at an annual rate of 1% of the first $100 million of the average daily net assets of the Fund and 0.75% of the average daily net assets of the Fund over $100 million. The Investment Adviser has voluntarily agreed to waive all or a portion of the advisory fee or make payments to the Fund in order to maintain the Fund's total operating expenses at an annual rate not to exceed 1.90% through December 31, 2000. For the period ended August 31, 1999, the Investment Adviser received $126,902 in advisory fees from the Fund.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding.

Shares are bought, sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form, before the Valuation Time, will be processed the same business day. Any request received in proper form, after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When an investor acquires shares of the Fund from a securities broker dealer, the investor may be charged a transaction fee by that broker dealer. The minimum initial investment in the Fund is $25,000 and additional investments must be $50 or more. The Fund retains the right to refuse to accept an order.

Purchases by Mail - For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV per share next determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application form for the account to permit the Fund to verify the identify of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone - You may redeem your shares by telephone provided that you requested this service on your initial account application form. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration of shares to another owner;  and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Automatic Investment Plan - Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan Section of the Account Application and sending a blank voided check.

Exchange Privileges - You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTION AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by the Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.


DISTRIBUTION ARRANGEMENTS
The Fund is offered directly through the Distributor and through third parties, such as financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals. The shares are offered and sold without any sales charges imposed by the Funds or the Distributor. However, third parties who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Fund's financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Fund's Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.



FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD
-------------------------------------------------------------------

                                      Years
                                  ended Jan 2,
                                       Period       December  1995*
                          Year ended   ended        31,       to
                          August       August  1997    1996   Dec
                          31, 1999     31,                    31,
                                       1998***                1995
                          ----------   --------------------   -----
Per Share Operating
Performance
Net asset value,             $13.59    $14.57  $12.79  $11.11 $10.00
beginning of period
                           ----------   ----    -----   ----   -----
Income from investment
       operations-
   Net investment              0.02    0.06    0.09    0.14   0.06
       income
   Net realized and            3.04    (1.04)  2.20    2.02   1.10
       unrealized gain on
       investments
                           ----------   ----    -----   ----   -----
                           ----------   ----    -----   ----   -----
Total from investment          3.06    (0.98)   2.29    2.16   1.16
       operations
                            ----------   ----    -----   ----   -----
Less distributions-
   Distributions from         (0.07)     --     (0.08)  (0.15) (0.05)
       net investment income
   Distributions from         (0.85)     --     (0.43)  (0.33)  0.00
       realized gains on
       investments
                          ----------   ----    -----   ----     -----
                          ----------                   ----    -----
   Total distributions        (0.92)    0.00    (0.51)  (0.48) (0.05)

                          ----------   ----    -----   ----    -----
                          ==========   ====    =====   ====   =====
Net asset value,              $15.73   $13.59   $14.57 $12.79  $11.11
     end of period

                          ==========   ====    =====   ====   =====

Total Return                 23.22%    (6.73%)  17.87%  19.57% 11.60%
Ratios/Supplemental Date

   Net assets, end of       $14,190    $10,370 $10,566 $6,459 $4,025
       period (000's)
Ratio to average
     net assets - (A)
   Expenses (B)               2.05%    2.08**   2.08%   2.50%  3.03%
   Expense ratio - net (C)    1.90%    1.86**  1.90%   2.00%  1.90%
   Net investment incoem      0.19%    0.62**  0.71%   1.29%  0.52%
Portfolio turnover rate      39.17%    30.19%  16.48%  32.97% 40.96%


--------------

*  Commencement  of operations
** Annualized
*** The Fund has changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996 and 1.00% in 1995.

(B) Expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

See Notes to Financial Statements

For investors who want more information about the Fund, the following documents are available free upon request:

Annual & Semiannual Reports:
Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report to Shareholders, you will find performance information for the Fund.

Statement of Additional Information (SAI): The SAI provides additional detailed information about the Fund and is incorporated into this prospectus by reference.

You can receive free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                         1500 FOREST AVENUE, SUITE 223
                           RICHMOND, VIRGINIA 23229
                            TELEPHONE: 1-800-527-9525
                     E-MAIL: mail@shareholderservices.com

You can review the Fund's reports and SAI at the Public Reference Room of the SEC. You can receive text-only copies:

    For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or call 1-800-SEC-0330

    Free from the SEC's Internet Website at http://www.sec.gov.

(Investment Company Act file No. 811-8255)